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                                  AMENDMENT TO

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of April 4, 2001, by and among AIM Variable Insurance Funds, A I M Distributors, Inc.; Annuity Investors Life Insurance Company, and Great American Advisors, Inc., is hereby amended as follows:

     Effective March 31, 2008, A I M Distributors, Inc. name changed to Invesco Aim Distributors, Inc. All references to A I M Distributors, Inc. will hereby be deleted and replaced with "Invesco Aim Distributors, Inc."

     SCHEDULE A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

Series I and II shares

AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. Global Real Estate Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS

-    Annuity Investors Variable Account A

-    Annuity Investors Variable Account B

-    Annuity Investors Variable Account C

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

-    The Commodore Nauticus Group Flexible Premium Deferred Variable Annuity

-    The Commodore Americus Individual Flexible Premium Deferred Variable
     Annuity

- The Commodore Spirit Individual and Group Flexible Premium Deferred Annuity (f/k/a The Commodore Navigator Flexible Premium Deferred Variable Annuity)

-    The Commodore Advantage Individual and Group Flexible Premium Deferred
     Annuity

- The Commodore Independence Individual and Group Flexible Premium Deferred Annuity

-    The Commodore Helmsman Individual Flexible Premium Deferred Variable
     Annuity


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CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS (CONT'D)

-    The Commodore Majesty Individual Flexible Premium Deferred Variable Annuity

-    Flex(b) Individual Flexible Premium Deferred Variable Annuity

-    ContributorPlus Individual Flexible Premium Deferred Variable Annuity

-    Transition20 Individual Flexible Premium Deferred Variable Annuity

-    Access100 Individual Flexible Premium Deferred Variable Annuity

-    TotalGroup Group Flexible Premium Deferred Variable Annuity

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter Davidson              By: /s/ Carolyn L. Gibbs
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: Carolyn Gibbs
Title: Assistant Secretary              Title: Assistant Vice President


                                        INVESCO A I M DISTRIBUTORS, INC.


Attest: /s/ Peter Davidson              By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        ANNUITY INVESTORS LIFE INSURANCE COMPANY


Attest: /s/ Donna Tarkington            By: /s/ John P. Gruber
        -----------------------------       ------------------------------------
Name: Donna Tarkington                  Name: John P. Gruber
Title: Administrative Coordinator       Title: Senior Vice President, General
                                               Counsel & Chief Compliance
                                               Officer


                                        GREAT AMERICAN ADVISORS, INC.


Attest: /s/ Robing Fulharty             By: /s/ James L. Henderson
        -----------------------------       ------------------------------------
Name: Robin Fluharty                    Name: James L. Henderson
Title: Administrative Asst.             Title: President & CEO


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